EXHIBIT 24

DIRECTORS AND OFFICERS OF

FNB CORP.

REGISTRATION STATEMENT ON FORM S-4

POWER OF ATTORNEY

The undersigned directors and officer of FNB Corp. (the “Corporation”) hereby constitute and appoint Michael C. Miller, Jerry A. Little and Melanie S. Tuttle, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 with respect to the shares of Common Stock, par value $2.50 per share, of the Corporation to be delivered upon the acquisition of Integrity Financial Corporation, and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, all in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

EXECUTED as of the 22nd day of December, 2005.

/s/ MICHAEL C. MILLER	/s/ JERRY A. LITTLE
Michael C. Miller	Jerry A. Little
Chairman, President and Director	Treasurer and Secretary
(Chief Executive Officer)	(Chief Financial and Accounting Officer)

/s/ JAMES M. CAMPBELL, JR.	/s/ R. LARRY CAMPBELL
James M. Campbell, Jr.	R. Larry Campbell
Director	Director

/s/ DARRELL L. FRYE	/s/ WILBERT L. HANCOCK
Darrell L. Frye	Wilbert L. Hancock
Director	Director

/s/ THOMAS A. JORDAN	/s/ DALE E. KEIGER
Thomas A. Jordan	Dale E. Keiger
Director	Director

/s/ EUGENE B. MCLAURIN, II	/s/ R. REYNOLDS NEELY, JR.
Eugene B. McLaurin, II	R. Reynolds Neely, Jr.
Director	Director

/s/ RICHARD K. PUGH	/s/ J.M. RAMSAY III
Richard K. Pugh	J. M. Ramsay III
Director	Director

/s/ JACOB F. ALEXANDER III	/s/ LARRY E. BROOKS
Jacob F. Alexander III	Larry E. Brooks
Director	Director

/s/ LYNN S. LLOYD
Lynn S. Lloyd
Director